UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2016

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 25, 2016, the Audit Committee of the Board of Directors of Calamos Asset Management, Inc. (“Corporation”) appointed Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the Corporation’s two most recent fiscal years ended December 31, 2013 and 2014, and the subsequent interim period through January 27, 2016, neither the Corporation nor anyone on its behalf consulted with Deloitte & Touche regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation that Deloitte & Touche concluded was an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue.

On January 25, 2016, the Audit Committee approved the dismissal of RSM US LLP as the Corporation’s independent registered public accounting firm effective upon the completion of its audit of the Corporation’s consolidated financial statements as of and for the year ending December 31, 2015 and the effectiveness of the Corporation’s internal control over financial reporting as of December 31, 2015 and all other procedures related to filing the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The audit reports of RSM US LLP on the Corporation’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2013 and 2014, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of RSM US LLP on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s two most recent fiscal years ended December 31, 2013 and 2014, and the subsequent interim period through January 27, 2016, (i) there were no disagreements between the Corporation and RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM US LLP, would have caused RSM US LLP to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided RSM US LLP with a copy of the above disclosures. A copy of the letter from RSM US LLP addressed to the Securities and Exchange Commission stating that RSM US LLP agrees with the statements set forth in this Item 4.01 related to RSM US LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from RSM US LLP to the Securities and Exchange Commission dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: January 27, 2016	By:	/s/ Nimish S. Bhatt
Nimish S. Bhatt
Senior Vice President,
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from RSM US LLP to the Securities and Exchange Commission dated January 27, 2016.